UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

January 10, 2017

(Date of Report)

December 20, 2016

(Date of Earliest Reported Event)

AMERICATOWNE Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55206	46-5488722
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4700 Homewood Court, Suite 100, Raleigh, North Carolina 27609
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713

 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

International Trade Center Service Provider Agreements

AmericaTowne, Inc., a Delaware corporation (the “Company”) has entered into a series of International Trade Center Service Provider Agreements (the “Trade Center Agreements”, or singularly, the “Trade Center Agreement”). As disclosed in prior filings, the general purpose behind the Trade Center Agreements is for the specific “Service Provider,” defined under the Trade Center Agreement, to support the operations of the Company’s programs in a specific geographical area. As a Service Provider, the party represents to the Company that the individual or his related entity has distinct experience working with individuals and businesses who may be candidates for the Company’s operations and business, including but not limited to, experience assisting businesses and entrepreneurs who may be candidates for occupancy and participation in an AmericaTowne community, or facilitating the acquisition of goods and performing services to the Company, securing funding (credit lines, loans and loan guarantees), insurance, supplier and export contracts and other related services that could assist candidates in conducting business with the Company. These services are referred to in similar and previously disclosed agreements as “Support Services.”

In consideration for the Service Provider entering into the Trade Center Agreement, the parties agree to form a joint venture limited liability company (or similarly structured entity upon consent of the parties) in which the Service Provider would be issued a specific percentage of equity and would deploy its resources in furtherance of an AmericaTowne community in a given geographical area. Each party has agreed to a mutual compensation schedule, which is incorporated into the Trade Center Agreements resulting in a fully integrated and materially definitive agreement. The reader is directed to the exhibits for the full copy of the Trade Center Agreements executed by the Company.

International Trade Center Service Agreement – Jacob Ahoua Don-Mello (Rwanda)

On December 20, 2016, the Company entered into a Trade Center Agreement with Jacob Ahoua Don-Mello (“Don-Mello”) for operations in the Republic of Rwanda (the “Don-Mello Agreement”). Prior to execution, Don-Mello was not an affiliate or beneficial shareholder of the Company, or vendor or creditor to the Company. Unless terminated early pursuant to Section 1 of the Don-Mello Agreement, the Don-Mello Agreement terminates on December 31, 2021. The Company retains the option to extend the Don-Mello Agreement to December 7, 2025 provided written notice is given prior to October 31, 2021.

For the services provided by Don-Mello, the Company retains the option to pay a fee equal to 1% to 13% of the gross value of all funds, insurance, loans and or guarantees charged and collected from those businesses and individuals participating or contracting with the Company’s export program. The Company has granted Don-Mello a stock award of 25,000 shares of the Company’s restricted stock to be issued by or before December 20, 2017. Starting March 31, 2017, provided Don-Mello has met the agreed upon production schedule, the Company will pay Don-Mello a $1,600 monthly stipend. The Company has also issued a stock option to Don-Mello to purchase 25,000 shares of common stock in the Company at $1.50 per share for each year the Don-Mello Agreement is in effect for up to five year to be exercised by or before December 31st of the given year.

Don-Mello has agreed to pay the Company a nonrefundable service fee of $35,000 (the “Service Fee”). The Service Fee is paid for deliverables including the formation and registration of the joint venture entity, and the delivery of marketing materials to be used by Don-Mello. The Service Fee is to be paid as follows: $5,000 upon execution of the Don-Mello Agreement, and monthly payments of $714.28 a month for forty-two months with the first monthly payment due on February 15, 2017.

International Trade Center Service Agreement – Joseph Togna Doré and Kagni Konate (Guinea)

On December 21, 2016, the Company entered into a Trade Center Agreement with Joseph Togna Doré and Kagni Konate (collectively, “Doré/Konate”) for operations in Conakry, Guinea (the “Doré/Konate Agreement”). Prior to execution, neither Doré nor Konate were affiliates or beneficial shareholders of the Company, or vendors or creditors to the Company. Unless terminated early pursuant to Section 1 of the Doré/Konate Agreement, the Doré/Konate Agreement terminates on December 31, 2021. The Company retains the option to extend the Doré/Konate Agreement to December 7, 2025 provided written notice is given prior to October 31, 2021.

For the services provided by Doré/Konate, the Company retains the option to pay a fee equal to 1% to 13% of the gross value of all funds, insurance, loans and or guarantees charged and collected from those businesses and individuals participating or contracting with the Company’s export program. The Company has granted Doré/Konate a stock award of 25,000 shares of the Company’s restricted stock to be issued by or before December 21, 2017, and allocated between Doré and Konate in a manner to be determined by them pursuant to written instruction. Starting March 31, 2017, provided Doré/Konate has met the agreed upon production schedule, the Company will pay Doré/Konate a $1,600 monthly stipend. The Company has also issued a stock option to Doré/Konate to purchase 25,000 shares of common stock in the Company at $1.50 per share for each year the Doré/Konate Agreement is in effect for up to five year to be exercised by or before December 31st of the given year.

Doré/Konate has agreed to pay the Company a nonrefundable service fee of $35,000 (the “Service Fee”). The Service Fee is paid for deliverables including the formation and registration of the joint venture entity, and the delivery of marketing materials to be used by Doré/Konate. The Service Fee is to be paid as follows: $7,000 upon execution of the Doré/Konate Agreement, $3,000 by January 31, 2017, and monthly payments of $1,000 a month for twenty-five months with the first monthly payment due on February 27, 2017.

International Trade Center Service Agreement – Menelik Consulting, Investments and Development (Pty) Ltd. (Johannesburg)

On December 29, 2016, the Company entered into a Trade Center Agreement with Menelik Consulting, Investments and Development (Pty), Ltd., a South African company (“Menelik”) for operations in Rwanda (the “Menelik Agreement”). Prior to execution, neither Menelik nor any of its controlling or beneficial shareholders were affiliates or beneficial shareholders of the Company, or vendors or creditors to the Company. Unless terminated early pursuant to Section 1 of the Menelik Agreement, the Menelik Agreement terminates on December 31, 2021. The Company retains the option to extend the Menelik Agreement to December 7, 2025 provided written notice is given prior to October 31, 2021.

For the services provided by Menelik, the Company retains the option to pay a fee equal to 1% to 13% of the gross value of all funds, insurance, loans and or guarantees charged and collected from those businesses and individuals participating or contracting with the Company’s export program. The Company has granted Menelik a stock award of 25,000 shares of the Company’s restricted stock to be issued by or before December 29, 2017. Starting March 31, 2017, provided Menelik has met the agreed upon production schedule, the Company will pay Menelik a $1,600 monthly stipend. The Company has also issued a stock option to Menelik to purchase 25,000 shares of common stock in the Company at $1.50 per share for each year the Menelik Agreement is in effect for up to five year to be exercised by or before December 31st of the given year.

Menelik has agreed to pay the Company a nonrefundable service fee of $35,000 (the “Service Fee”). The Service Fee is paid for deliverables including the formation and registration of the joint venture entity, and the delivery of marketing materials to be used by Menelik. The Service Fee is to be paid as follows: $10,000 upon execution of the Menelik Agreement and monthly payments of $1,000 a month for twenty-five months with the first monthly payment due on February 27, 2017.

United States Trade Center Service Agreements

Similar to the Trade Center Agreements servicing foreign jurisdictions, the Company utilizes Trade Center Agreements for operations in the United States (“US Trade Service Agreements”). The US Trade Service Agreements provide for the same, or similar, “Support Services” as the Trade Center Agreement in foreign jurisdictions, but the joint venture’s hub of operations is in the United States.

US Trade Service Agreement - Ijeoma Ubezonu (Durham, North Carolina)

On December 22, 2016, the Company entered into a US Trade Center Agreement with Ijeoma Ubezonu (“Ubezonu”) for operations of a trade center in Durham, North Carolina (the “Ubezonu Agreement”). Prior to execution, Ubezonu was not an affiliate or beneficial shareholder of the Company, or vendor or creditor to the Company. Unless terminated early pursuant to Section 1 of the Ubezonu Agreement, the Ubezonu Agreement terminates on December 31, 2021. The Company retains the option to extend the Menelik Agreement to December 7, 2025 provided written notice is given prior to October 31, 2021.

For the services provided by Ubezonu, the Company retains the option to pay a fee equal to 1% to 13% of the gross value of all funds, insurance, loans and or guarantees charged and collected from those businesses and individuals participating or contracting with the Company’s export program. The Company has granted Ubezonu a stock award of 25,000 shares of the Company’s restricted stock to be issued by or before December 22, 2017. Starting March 31, 2017, provided Ubezonu has met the agreed upon production schedule, the Company will pay Ubezonu a $1,600 monthly stipend. The Company has also issued a stock option to Ubezonu to purchase 25,000 shares of common stock in the Company at $1.50 per share for each year the Ubezonu Agreement is in effect for up to five year to be exercised by or before December 31st of the given year.

Ubezonu has agreed to pay the Company a nonrefundable service fee of $35,000 (the “Service Fee”). The Service Fee is paid for deliverables including the formation and registration of the joint venture entity, and the delivery of marketing materials to be used by Ubezonu. The Service Fee is to be paid as follows: $1,500 upon execution of the Ubezonu Agreement and monthly payments of $500 a month for sixty-seven months with the first monthly payment due on March 15, 2017.

Exporter Services Agreement

Under the Exporter Services Agreements, the Company represents to the customer that it is in the process of preparing the AmericaTowne Platform. This platform will consist of exhibition, showroom and display facilities, support office(s) and staff located in the United States and China, and the platform will provide a buyer’s network, and online websites either directly owned by AmericaTowne or in a partnership with third-parties in order to support the exhibition center, showroom and network to market imported goods and services to consumers in China. The AmericaTowne Platform will provide the customer with access to and participation in a program whereby the Company will exercise its experience, expertise and training in assessing the customer’s market acceptance and demand of the customer’s products or services in China (and perhaps other locales depending on the Company’s findings). In short, the Company is focused on increasing USA exports to China and elsewhere.

Exporter Services Agreement – Mai Dolfin Nig Ltd. (Nigeria)

On December 20, 2016, the Company executed an Exporter Services Agreement with Mai Dolfin Nig Ltd (“Mai Dolfin”) doing business in Lagos, Nigeria (the “(“Mai Dolfin Agreement”). The Company intends on providing Mai Dolfin with market analysis and support, and specialty products for use by oil producers who are currently customers of Mai Dolfin in China and through the AmericaTowne Platform. The term of the Mai Dolfin Agreement is fifteen years (absent extension or termination). Mai Dolfin has one-year from the effective date of the Mai Dolfin Agreement to participate in the Company’s Sample and Test Market Program.

Mai Dolfin has agreed to pay the Company a nonrefundable a nonrefundable service fee of $900,000.00 USD on the Effective Date (the “Service Fee”). The Service Fee is recognized when deliverables are provided. The Service Fee is paid for deliverables including a market analysis, review of proposed goods and services, expectations for supply and demand in the market, how to conduct import/export business in China, information on potential or available financing options, acquisition and funding of the supplied materials. Pursuant to Letters of Intent presented by Mai Dolfin, the Company has agreed to facilitate potential financing and coordinate the delivery of the supplied materials to Mai Dolfin.

The Parties have agreed that the Service Fee will be paid as follows: (a) Mai Dolfin will pay $5,000 on December 24, 2016. In addition, Mai Dolfin will arrange payment in the amount of $890,000 USD through Nigeria Diamond Bank Of Nigeria Plc and Stanbic lbtc Bank of Nigeria using a Standby Letter of Credit (SBLC) or other acceptable means at the sole discretion of the Company. The SBLC may be in the sum of the total payment or broken into two payments. One half of the SBLC will be callable within 90 days after the execution of the Mai Dolfin Agreement. If a balance, then the remainder shall be called within 180 days. Mai Dolfin may be required to sign a note for outstanding service fees. Also, the Company, at its sole discretion, may exchange other assets or items of value for payments due.

Mai Dolfin has also agreed to pay the Company a “Transaction Fee” for each transaction between Mai Dolfin and any end buyer arranged through or facilitated by the Company in the amount of 8% (the “Transaction Fee”). The Transaction Fee shall include the services provided by the Company in its Platform, Sample and Test Market Program, and if applicable, Accepted Market Program. The Transaction Fee shall be recognized as revenue after the transactions is completed. The Transaction Fee shall be first deducted by the Company from the amount the end-buyer owes Mai Dolfin, plus other fees, if any, unless otherwise prohibited under any applicable restriction associated with health care fees being paid in violation of any applicable laws. There are no related-party disclosures under the Mai Dolfin Agreement, and the control persons of Mai Dolfin are not shareholders in the Company.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Exporter Services Agreement dated December 20, 2016 (Mai Dolfin Nig Ltd.)
10.2	Trade Center Service Provider Agreement dated December 20, 2016 (Jacob Ahoua Don-Mello)
10.3	Trade Center Service Provider Agreement dated December 21, 2016 (Joseph Togna Dore and Kagni K. Konate)
10.4	Trade Center Service Provider Agreement dated December 22, 2016 (Ijeoma Ubezonu)
10.5	Trade Center Service Provider Agreement dated December 29, 2016 (Menelik Consulting Investments and Development (Pty) Ltd.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICATOWNE, INC. By: /s/ Alton Perkins Alton Perkins Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Secretary Dated: January 10, 2017

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